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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2004

                       TELESTONE TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                     033-15096                84-1111224
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


Floor 6, Saiou Plaza, No. 5 Haiying Road
        Fengtai Technology Park
  Beijing, People's Republic of China                              100070
(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code: (86-10) 8367-0505




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ITEM  7.01  REGULATION FD DISCLOSURE

On November 18, 2004, Telestone Technologies Corporation (the "Company") announced via press release the Company's reported results of operations for the third quarter of 2004 and the nine months ended September 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 7.01 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is filed with this report:

Exhibit
Number                             Description of Exhibit
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  99.1   Press Release dated November 18, 2004 reporting  operating  results for the third quarter of 2004 and the nine months ended September 30, 2004.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on November 18, 2004 on its behalf by the undersigned, thereto duly authorized.

                                              Telestone Technologies Corporation


                                              By: /s/ Han Daqing
                                                 -------------------------------
                                                 Han Daqing, President



















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                               INDEX OF EXHIBITS




Exhibit
Number                             Description of Exhibit
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  99.1   Press Release dated November 18, 2004 reporting  operating  results for the third quarter of 2004 and the nine months ended September 30, 2004.